UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2015

ViaSat, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of ViaSat, Inc. (“ViaSat”) held on September 16, 2015 (the “Annual Meeting”), ViaSat’s stockholders approved the amendment and restatement of the ViaSat, Inc. Employee Stock Purchase Plan (as amended and restated, the “Restated Purchase Plan”). The Restated Purchase Plan was previously approved by the Board of Directors of ViaSat, and increased the maximum number of shares of common stock that may be issued under the plan by 300,000 shares to a total of 2,850,000 shares. The Restated Purchase Plan became effective upon stockholder approval at the Annual Meeting.

The preceding description of the Restated Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Purchase Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Also at the Annual Meeting, ViaSat’s stockholders approved the amendment and restatement of the 1996 Equity Participation Plan of ViaSat, Inc. (as amended and restated, the “Restated Equity Plan”). The Restated Equity Plan was previously approved by the Board of Directors of ViaSat, and implemented the following changes: (1) an increase in the number of shares of common stock available for issuance under the plan by 3,800,000 shares to a total of 25,200,000 shares; and (2) an extension of the period during which incentive stock options may be granted from 2020 to 2025. The Restated Purchase Plan became effective upon stockholder approval at the Annual Meeting.

The preceding description of the Restated Equity Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Equity Plan, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, ViaSat’s stockholders voted on the following five proposals and cast their votes as follows:

Proposal 1: To elect Frank J. Biondi, Jr., Robert Johnson and John Stenbit to serve as Class I Directors.

Nominee	For	Withheld	Broker Non-Votes
Frank J. Biondi, Jr.	39,574,653	2,428,854	4,488,233

Robert Johnson	40,597,688	1,405,819	4,488,233

John Stenbit	40,926,665	1,076,842	4,488,233

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as ViaSat’s independent registered public accounting firm for the fiscal year ending March 31, 2016.

For	Against	Abstentions	Broker Non-Votes
46,376,530	98,421	16,789	0

Proposal 3: To conduct an advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
39,654,742	2,311,129	37,636	4,488,233

Proposal 4: To approve an amendment and restatement of the Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non-Votes
41,872,556	61,563	69,388	4,488,233

Proposal 5: To approve an amendment and restatement of the 1996 Equity Participation Plan.

For	Against	Abstentions	Broker Non-Votes
40,666,049	1,285,850	51,608	4,488,233

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

10.1	ViaSat, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective September 16, 2015)

10.2	1996 Equity Participation Plan of ViaSat, Inc. (As Amended and Restated Effective September 16, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2015	ViaSat, Inc.

	By:	/s/ Paul Castor
Paul Castor
Vice President, Chief Corporate Counsel